Exhibit A

AGREEMENT REGARDING FILING SCHEDULE 13D

Each of the undersigned hereby agrees that the Schedule 13D to which this agreement is filed as an exhibit shall be filed with the Securities and Exchange Commission on behalf of the parties hereto, and hereby represents to each of the other parties hereto that he, she or it is eligible to use Schedule 13D.  Each of the undersigned agrees that he, she or it is responsible for the timely filing of Schedule 13D and any amendments thereto and for the completeness and accuracy of the information concerning himself, herself or itself contained therein, and that none of the parties hereto is responsible for the completeness or accuracy of the information concerning the other parties, unless he, she or it knows or has reason to believe that the information concerning the other parties is inaccurate.

January 9, 2007

/s/A.B. Adams

A. B. Adams

January 9, 2007

/s/Ann Lu Adams

Ann Lu Adams

January 9, 2007

/s/Carl E. Adams, Jr.

Carl E. Adams, Jr.

January 9, 2007

/s/Fred M. Adams

Fred M. Adams

January 9, 2007

Adams/Readyville Charitable Lead Annuity Trust

By: /s/Fred M. Adams

Fred M. Adams, Trustee

January 9, 2007

Adams Investments, L.P.

By: /s/Fred M. Adams

Fred M. Adams, General Partner

January 9, 2007

Readyville Family, L.P.

By: /s/Fred M. Adams

Fred M. Adams, General Partner

January 9, 2007

Windsor Associates, L.P.

By: /s/Jennie Mae Adams

Jennie Mae Adams, General Partner

January 9, 2007

/s/Jennie Mae Adams

Jennie Mae Adams

January 9, 2007

Adams Family Foundation

By: /s/Robert G. Adams

Robert G. Adams, Trustee

January 9, 2007

Sara Family L.P.

By: /s/Robert G. Adams

Robert G. Adams, General Partner

January 9, 2007

Adams Charitable Lead Trust

By: /s/Robert G. Adams

Robert G. Adams, Trustee

January 9, 2007

/s/Robert G. Adams

Robert G. Adams

January 9, 2007

Adams Grandchildren’s Trust I

By: /s/Robert G. Adams

Robert G. Adams, Trustee

January 9, 2007

/s/W. Andrew Adams

W. Andrew Adams

January 9, 2007

AdamsMark, L.P.

By: /s/W. Andrew Adams

W. Andrew Adams, General Partner

January 9, 2007

Springland Ventures, L.P.

By: /s/W. Andrew Adams

W. Andrew Adams, General Partner

January 9, 2007

Adams Christian Trust

By: /s/W. Andrew Adams

W. Andrew Adams, Trustee

January 9, 2007

Adams Children’s Trust

By: /s/W. Andrew Adams

W. Andrew Adams, Trustee

January 9, 2007

Adams Family Foundation II

By:/s/W. Andrew Adams

W. Andrew Adams, Trustee

January 9, 2007

W. Andrew and Dorothy B. Adams

Grandchildren’s Trust

By: /s/W. Andrew Adams

W. Andrew Adams, Trustee

January 9, 2007

The Adams Group, L.P.

By: /s/Dorothy B. Adams

Dorothy B. Adams, General Partner

January 9, 2007

/s/Dorothy B. Adams

Dorothy B. Adams

January 9, 2007                                                                  /s/Wendel M. Adams

Wendel M. Adams

January 9, 2007

/s/James G. Baker, III

James G. Baker, III

January 9, 2007

/s/Sara Elizabeth Johnson Baker

Sara Elizabeth Johnson Baker

January 9, 2007

/s/Joanne Mott Batey

Joanne Mott Batey

January 9, 2007

PELTAK, L.P.

By: /s/Ernest G. Burgess

Ernest G. Burgess, General Partner

January 9, 2007

/s/Ernest G. Burgess

Ernest G. Burgess

January 9, 2007

Tennessee Boulevard Investments, L.P.

By: /s/D. Gerald Coggin

D. Gerald Coggin, General Partner

January 9, 2007

Coggin Family Limited Partnership

By: /s/D. Gerald Coggin

D. Gerald Coggin, General Partner

January 9, 2007

Rutherford Associates, L.P.

By: /s/D. Gerald Coggin

D. Gerald Coggin, General Partner

January 9, 2007

/s/D. Gerald Coggin

D. Gerald Coggin

January 9, 2007

Adams Grandchildren’s Trust II

By: /s/Joanne A. Coggin

Joanne A. Coggin, Trustee

January 9, 2007

/s/Eva D. DenBesten

Eva D. DenBesten

January 9, 2007

Keneva, L.P.

By: /s/Kenneth D. DenBesten

Kenneth D. DenBesten, General Partner

January 9, 2007

/s/Kenneth D. DenBesten

Kenneth D. DenBesten

January 9, 2007

/s/Kristin S. Gaines

Kristin S. Gaines

January 9, 2007

/s/Amanda C. Johnson

Amanda C. Johnson

January 9, 2007

/s/Deryl Doran Johnson

Deryl Doran Johnson

January 9, 2007

D. Doran Johnson Associates, L.P.

By:/s/D. Doran Johnson

D. Doran Johnson, General Partner

January 9, 2007

/s/David L. Lassiter

David L. Lassiter

January 9, 2007

/s/Candace Renee Johnson Malone

Candace Renee Johnson Malone

January 9, 2007

/s/Marcia L. Richmond

Marcia L. Richmond

January 9, 2007

Richmond Properties, LLC

By:/s/William T. Richmond

William T Richmond, Managing Member

January 9, 2007

Richmond Equities, LLC

By: /s/William T. Richmond

William T. Richmond, Managing Member

January 9, 2007

/s/William T. Richmond

William T. Richmond

January 9, 2007

/s/Martha P. Richmond

Martha P. Richmond

January 9, 2007

William T. and Martha P. Richmond Revocable Living Trust

By: /s/William T. Richmond

William T. Richmond, Trustee

By:/s/Martha P. Richmond

Martha P. Richmond, Trustee

January 9, 2007

/s/Will Edwards Settle

Will Edwards Settle

January 9, 2007

Ira Sochet Revocable Intervivos Trust

By: /s/Ira Sochet

Ira Sochet, Trustee

January 9, 2007

/s/Ira Sochet

Ira Sochet

January 9, 2007

East Main Associates, L.P.

By:/s/Charlotte A. Swafford

Charlotte A. Swafford, General Partner

January 9, 2007

/s/Charlotte A. Swafford

Charlotte A. Swafford

January 9, 2007

/s/Harold R. Swafford

Harold R. Swafford

January 9, 2007

/s/Michael Ussery

Michael Ussery

January 9, 2007

/s/Beth Ussery

Beth Ussery

January 9, 2007

RAGS Family, L.P.

By: /s/Sonya A. Leeman

Sonya A. Leeman, General Partner

January 9, 2007

/s/Sonya A. Leeman

Sonya A. Leeman